UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21749

                             CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

                                     Wilmington, DE 19808

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                     Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code:   212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT	December 31, 2015

Dear Fellow Shareholders:

In tribute to the late Yogi Berra, the third quarter of 2015 was “déjà vu all over again.” The equity markets produced negative returns and the headlines were very reminiscent of the third quarter in 2011. The U.S. Congress was once again unable to exercise fiscal responsibility, creating uncertainty on the budget and debt ceiling. Unlike in 2011, the Republicans control both houses of Congress, but they have been incapable of unifying their party to avoid another legislative showdown. The Chinese economy has been slowing for many quarters, but the sudden devaluation of the Yuan caught markets by surprise in mid-August. Most of the economic data out of China confirmed a slowdown and their stock markets have been on an eye-popping roller coaster ride all year. Commodity prices remained under pressure, providing additional headwinds for many developing countries caught in a negative feedback loop of weaker exports and higher inflation. This stagflation has contributed to some political instability and episodic social unrest. Developments in Europe were less of a factor than in 2011, but growth remained modest and the ECB seemed poised to provide more QE stimulus before year-end. Despite a stronger 2Q GDP report and positive revisions, most U.S. economic data for 3Q was on the weaker side and corporate earnings (even excluding energy) have been anemic.

The Federal Reserve remained an enigma. For more than a year, it indicated a desire to begin normalizing federal funds rates. On a number of occasions, the equity and bond markets seemed prepared for the Fed to act. This indecision has been another weight upon the equity markets. The Fed seemed encouraged by employment trends and the eventual impact of those trends on inflation, but then succumbed to concerns over issues and events off our shores. The U.S. Fed cannot become the world’s central bank, but it is not clear the voting members of the Federal Open Market Committee (FOMC) have solved this dilemma. We have been in the camp of wanting the Fed to get started, as we believe the uncertainty can be more of a weight on economic growth than the actual impact of 100bps higher rates over the next year.

There were a number of other important developments in the third quarter. Volkswagen seemingly perpetrated one of the largest industrial frauds in history. It’s a nightmare for its customers and a reminder of the importance of insisting on sound corporate governance. Glencore, the mining and commodity trading giant, saw its stock plummet and its credit default swaps soar as “black box” balance sheet fears gripped the markets. More recently, as commodities stabilized, so did the Glencore securities. Hillary Clinton, clearly seeking to redirect the media’s attention from Trump and the other Republican candidates, tweeted the equivalent of a “healthcare grenade” eight trading days before the end of the quarter. While there is merit to policing price gouging, the entire sector became tarnished. Healthcare stocks faced rapid multiple compression after having been the leadership group for the past two to three years. There always seems to be a domino effect or circular logic at play whenever the markets convulse, but widening credit spreads, concerns over the ability to access equity and debt markets weighed heavily on master limited partnerships and other dividend-focused securities, as well as merger & acquisition activity. Hedge funds reportedly suffered from much of the above turbulence, which apparently led to further balance sheet derisking. All in all, it made for a tough quarter for the markets.

1

After a difficult third quarter, U.S. equity markets staged a strong recovery, thanks mostly to a rapid and robust October rally. Counterintuitively, in the aftermath of the Federal Reserve’s decision not to raise the Fed Funds rate in September and a weak monthly employment report, the more cyclical parts of the market led the way. As we noted above, it was not clear whether there was any fundamental underpinning to this leadership. Ultimately, earnings disappointments, concerns about slowing global growth, and poor forward guidance by industrial/material/energy companies contributed to renewed underperformance by these groups, with many stocks retesting lows by year end. However, other sectors, and in particular a handful of large cap growth stocks, sustained enough performance to leave the S&P 5001 essentially flat on the year. In general, for the fourth quarter and the year, larger capitalization and growth-oriented companies outperformed the smaller/more classic value segment of the market.

The big story of the fourth quarter was, of course, the Fed finally raising the Fed Funds rate by 25 basis points in mid-December. By the date of the meeting, the policy change was well anticipated by the markets. The only mystery was how the Committee’s economic forecast (so called DOTS) would change. The Committee did lower its forecasts, but remained stronger than current market expectations. There does seem to be a disconnect between equity market leadership (more defensive/growth oriented) and the Fed’s desire to raise interest rates based on its forecasts. The guessing game of how much and how quickly the Fed will raise rates in 2016/2017 will likely continue to contribute to market and sector specific volatility in the months ahead.

Commodity price deflation continued to be a factor during the fourth quarter, as it has been all year. Oil prices bounced between $40-$50 for most of 2015 creating periodic rallies in energy and related securities. Earlier in the year, the capital markets were receptive to financing energy companies, but as oil prices weakened, high yield spreads for energy credits widened, creating further pressure on the equities. High yield market indices declined by over 10% for the year with energy credits leading the way down by more than 20%. The December OPEC (Organization of the Petroleum Exporting Countries) meeting led to a more than 10% drop in oil prices, further pressuring energy securities late in the year. As the Saudi leadership seems to recognize, ultimately the laws of supply and demand will stabilize oil prices. Barring a global recession, the dramatic decline in global oil capex spending (-50% in the U.S. over two years), combined with annual production decline curves, will bring supply in line with demand over time.

In an environment of sluggish growth and available capital, corporate restructurings, activism, and merger & acquisition activity remain important drivers of stock specific performance. Large transactions, such as Anheuser Busch/SAB Miller, Pfizer/Allergan, Dow/DuPont, Dell/EMC, and Marriott/Starwood, were all announced during the quarter. Many of these deals along with others announced over the past year are bold attempts to aggressively reshape industries. They can also be viewed as defensive, providing substantial cost reduction opportunities when revenue growth is scarce. We are enthusiastic about the Allergan transaction in particular. The new $300 billion market cap company is expected to be net debt free, pay a 4% dividend, and have many options to further enhance shareholder value. While 2015 was a record M&A year in dollar terms behind these mega deals, we are likely to see an increase in small to mid-sized transactions in 2016 as sellers become more motivated behind fears of higher interest rates, political uncertainty, and sluggish growth prospects.

We have previously highlighted spin-off opportunities and last quarter specifically noted the pending split of Computer Sciences into two companies. While we expected the new government services company, CSRA, to quickly revalue in line with its peers, just the opposite happened. As a late year spin-off with little sponsorship, the stock has experienced more of the classic spin-off effect and traded a bit lower. The backdrop for the government information technology (IT) services industry continues to improve and was further bolstered by the government appropriations bill passed by Congress in December, which should help the company.

2

We expect the year ahead to resemble 2015 in terms of volatility and relatively low rates of return. As commodity prices and currencies anniversary, the outlook for earnings growth should improve in the back half of the year. S&P earnings in 2015 were consistently revised lower and the consensus currently is expecting 7% EPS (earnings per share) growth in 2016. In the face of potentially higher interest rates, it is difficult to argue for multiple expansion. In such a low growth/low return environment, stock selection will continue to be of paramount importance. The types of change and transformation we seek out should provide many opportunities for differentiated stock performance in the new year.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six month period ended December 31, 2015.

CRM Small Cap Value Fund returned -6.30% and -6.38% for the Institutional and Investor Share classes, respectively, in the second half of the calendar year, as compared to -8.17% for the Russell 2000 Value Index2 and -8.75% for the Russell 2000 Index2. The fund’s relative outperformance versus the Russell 2000 Value Index during the period was primarily driven by stock selection within financial services, producer durables, and utilities. Individual holdings that positively impacted performance included James River Group Holdings Ltd., a Bermuda-based insurance holding company; John Bean Technologies Corporation, a global technology solutions provider for the food processing and air transportation industries; and Mack-Cali Realty Corporation, a self-administered and self-managed real estate investment trust (REIT). James River Group Holdings reported better than expected results due to healthy top line growth in its excess and surplus insurance business, which also helped to leverage its expenses. The company has an enviable niche franchise in a consolidating market. John Bean Technologies Corporation posted another strong quarterly result that surpassed expectations. In addition, the company completed two tuck-in acquisitions that should provide a tailwind to earnings in 2016 and 2017. We purchased shares of Mack-Cali Realty Corporation in the third quarter, and in the fourth quarter, the company unveiled a long-term strategic outlook in which it detailed plans to improve the quality of its real estate portfolio and enhance operating efficiency. The company also reported a better than expected third quarter earnings result and issued guidance for 2016 that exceeded expectations.

Stock selection across consumer staples and technology was a headwind to performance in the second half of the calendar year. Holdings that negatively impacted performance included Bonanza Creek Energy, Inc., a U.S. oil and gas exploration and production company; CONMED Corporation, a medical technology company; and C&J Energy Services, Inc., a provider of hydraulic fracturing, coiled tubing, wireline and other complementary services. Bonanza Creek Energy shares were buffeted by the dramatic decline in oil prices during the quarter. We expect oil prices to improve gradually over the next year as the supply-demand imbalance improves. We also expect the company’s bank group to reaffirm its credit line based on its strong balance sheet. CONMED Corporation reported weaker than expected results in the third quarter. However, the company reiterated full-year guidance and expressed confidence that its turnaround plan is well underway. C&J Energy Services negatively preannounced third quarter results and provided a disappointing outlook at the end of September. Depressed oil prices continue to weigh on drilling and completion activity. We believe that once activity levels find a bottom, C&J is well positioned to participate in any form of a recovery.

CRM Small/Mid Cap Value Fund returned -11.83% and -11.85% for the Institutional and Investor Share classes, respectively, in the second half of the calendar year, as compared to -7.07% for the Russell 2500 Value Index3 and -7.36% for the Russell 2500 Index3. The main areas of relative underperformance versus the Russell 2500 Value Index can be attributed to stock selection within the materials & processing, financial services, and technology sectors. Top detractors during the period included Energen Corporation, an oil and gas exploration

3

and production company; Belden, Inc. a signal transmission solutions provider; and Axiall Corporation, a manufacturer and international marketer of chemicals and building products. While Energen Corporation has been delivering on its plan for significant cost reductions and operational efficiencies, the company was subject to the broader sell-off in oil and gas equities. Belden lowered its full year guidance due to challenges in its Broadcast and Industrial businesses. We believe the stock reflects the headwinds facing the business and expect an inflection in free cash flow in the second half to provide support for the shares. Concerns about a softening economic outlook pressured shares of Axiall as investors weighed the risk of further downside to caustic soda and PVC prices. We believe the share price decline has created a disconnect between the value of the company as a whole when compared to the sum-of-its-parts. We believe new management has opportunities to unlock this value.

The main areas of contribution to performance in the second half of the calendar year were energy, producer durables, and health care. Stock selection in health care and energy provided positive contribution, and our underweight in producer durables also positively contributed to performance for the period. Individual holdings that positively impacted performance included water and wastewater utility holding company American Water Works Company, Inc., merchant and institution financial services company Vantiv, Inc., and global technology company Visteon Corporation. American Water Works delivered second quarter results that were better than expectations. The company closed four acquisitions in 2015 with several additional acquisitions pending. Vantiv’s second quarter earnings beat investor expectations and the company raised guidance for the balance of 2015. The company continues to demonstrate accelerating revenue growth driven by acquisitions. Visteon Corporation has performed well since Sachin Lawande was appointed CEO in June. We believe Lawande’s technology background will be an important asset. Visteon maintains an enviable position in dashboard information integration, which is becoming an increasingly important focus for car manufacturers.

CRM Mid Cap Value Fund returned -6.77% and -6.86% for the Institutional and Investor Share classes, respectively, in the second half of the calendar year, as compared to -5.17% for the Russell Midcap Value Index4 and -4.68% for the Russell Midcap Index4. Relative underperformance versus the Russell Midcap Value Index for the period is primarily attributed to our stock selection within the energy sector and our overweight to consumer discretionary, a sector which underperformed during the time period. Top detractors during the period included apparel company PVH Corporation and energy companies Continental Resources, Inc. and Energen Corporation. PVH Corporation’s better than expected 3Q15 earnings were overshadowed by increased foreign-exchange pressure and the progressively challenging retail backdrop in the U.S. during 4Q15. Despite recent volatility, we continue to believe the margin opportunity in the Calvin Klein business is underappreciated. In addition, we expect the company to acquire outstanding brand licenses which should be accretive to earnings. In spite of strong operating performance in the past two quarters, Continental Resources’ share price has declined along with the price of oil. While Energen Corporation had been delivering on its plan for significant cost reductions and operational efficiencies, the company was subject to the broader sell-off in oil and gas equities.

Stock selection in health care and utilities provided positive contribution for the second half of the calendar year, and our underweight to materials and processing also positively impacted performance. Individual holdings that contributed to performance included water and wastewater utility holding company, American Water Works Company, Inc., networking company Equinix, Inc., and Computer Sciences Corporation, a global provider of information technology (IT) and professional services and solutions. American Water Works delivered second quarter results that were better than expectations. The company closed four acquisitions in 2015 with several additional acquisitions pending. The fundamentals of Equinix’s business continued to improve with strong customer demand and stable pricing. For the third consecutive quarter, Equinix raised its outlook for 2015 in

4

the fourth quarter. The company’s acquisitions proceeded smoothly with the Bit-Isle and Telecity acquisitions receiving approval from European regulators in November. Computer Sciences Corporation successfully completed the spin-off of its government IT services business and announced plans to acquire two fast-growing overseas commercial IT services businesses. The company’s earnings growth should benefit from the improved mix of new business, continued cost takeouts, and stock buybacks.

CRM Large Cap Opportunity Fund returned -5.10% and -5.27% for the Institutional and Investor Share classes, respectively, in the second half of the calendar year, as compared to -3.23% for the Russell 1000 Value Index5 and -0.78% for the Russell 1000 Index5. The main area of relative underperformance versus the Russell 1000 Value Index was stock selection within the energy sector. Top individual detractors from the Fund’s performance during the second half of the fiscal year included apparel company PVH Corporation and energy companies Whiting Petroleum Corporation and Weatherford International Plc. PVH Corporation’s better than expected 3Q15 earnings were overshadowed by increased foreign-exchange pressure and the progressively challenging retail backdrop in the U.S. during 4Q15. Despite recent volatility, we continue to believe the margin opportunity in the Calvin Klein business is underappreciated. In addition, we expect the company to acquire outstanding brand licenses, which should be accretive to earnings. Whiting Petroleum shares were buffeted by the dramatic decline in oil prices during the third quarter. We expect oil prices to improve gradually over the next year as the supply/demand imbalance improves. Similarly, low oil prices and an unanticipated capital raise that was subsequently canceled weighed on Weatherford International. The potential capital raise was an attempt to opportunistically acquire assets at depressed prices. Investors reacted negatively to the news and management canceled the offering. We believe activity levels are nearing a bottom and the company is well positioned to benefit from a gradual improvement in 2016.

Stock selection in materials and processing, financial services, and technology, as well as an overweight in consumer staples positively impacted performance in the second half of the calendar year. Alphabet Inc., Equinix Inc., and Visa Inc. were primary positive contributors for the last six months. Technology company Alphabet (formerly Google) continued to benefit from the leadership of its new CFO, Ruth Porat, who joined in May 2015. Porat has already showed signs of bringing much needed discipline in cost structure, capital allocation, and communication with investors. The company announced a new structure in which its non-core business costs would be clearly articulated beginning in its fourth quarter report. The fundamentals of networking company Equinix’s business continue to improve with strong customer demand and stable pricing. For the third consecutive quarter, Equinix raised its outlook for 2015 during the fourth quarter. The company’s acquisitions proceeded smoothly with the Bit-Isle and Telecity acquisitions receiving approval from European regulators in November. Payments technology company Visa announced on its second quarter earnings call that it was exploring the purchase of Visa Europe. The potential acquisition is a core part of our investment thesis as we expect this transaction to be meaningfully accretive to earnings.

CRM All Cap Value Fund returned -3.59% and -3.73% for the Institutional and Investor Share classes, respectively, in the second half of the calendar year, as compared to -3.64% for the Russell 3000 Value Index6 and -1.43% for the Russell 3000 Index6. The main areas contributing to relatively flat performance versus the Russell 3000 Value Index were stock selection within financial services and utilities. Individual positions that contributed to performance included Alphabet, Inc., American Water Works Company, Inc., and Computer Sciences Corporation. Technology company Alphabet (formerly Google) continued to benefit from the leadership of its new CFO, Ruth Porat, who joined in May 2015. Porat has already showed signs of bringing much needed discipline in cost structure, capital allocation, and communication with investors. The company announced a new structure in which its non-core business costs would be clearly articulated beginning in its fourth quarter report, which

5

should be a catalyst for shares. Water and wastewater utility holding company American Water Works delivered second quarter results that were better than expectations. The company closed four acquisitions in 2015 with several additional acquisitions pending. Computer Sciences Corporation, a global provider of information technology (IT) and professional services and solutions, successfully completed the spin-off of its government IT services business and announced plans to acquire two fast-growing overseas commercial IT services businesses. The company’s earnings growth should benefit from the improved mix of new business, continued cost takeouts, and stock buybacks.

Stock selection in consumer discretionary and energy weighed on performance during the second half of the calendar year. Top individual detractors from the Fund’s performance during the second half of the fiscal year included PVH Corporation, Continental Resources, Inc., and Verint Systems, Inc. Apparel company PVH Corporation’s better than expected 3Q15 earnings were overshadowed by increased foreign-exchange pressure and the progressively challenging retail backdrop in the U.S. during 4Q15. Despite recent volatility, we continue to believe the margin opportunity in the Calvin Klein business is underappreciated. In addition, we expect the company to acquire outstanding brand licenses, which should be accretive to earnings. In spite of strong operating performance in the second and third quarters, energy company Continental Resources’ share price has declined along with the price of oil. Verint Systems, Inc. is a provider of actionable intelligence solutions. The company’s revenue growth slowed modestly last quarter. Strength of the U.S. dollar, coupled with a weaker global economy, has caused some customers to delay spending. We believe that the delays are temporary and investors also continue to neglect the value of the company’s security business.

CRM International Opportunity Fund returned -0.99% and -1.08% for the Institutional and Investor Share classes, respectively, in the second half of the calendar year, as compared to -9.32% for the MSCI ACWI (ex-U.S.) Index7 and -6.01% for the MSCI EAFE Index7. Outperformance relative to the MSCI ACWI (ex-U.S.) was primarily due to stock selection within the financials, health care, industrials, and telecommunication services sectors. Global specialist risk insurance and reinsurance business Beazley, Plc, Denmark-based beverage company Royal Unibrew A/S, and Germany-based medical technology solutions supplier Carl Zeiss Meditec AG were top contributors for the second half of the fiscal year. Beazley’s performance was buoyed by the sharp pick-up in P&C sector consolidation activity throughout 2015. This served as a reminder for investors of the scarcity value of Beazley as a high return and specialist growth-oriented insurer. Royal Unibrew’s shares responded well to positive results reported in August. Carl Zeiss Meditec AG shares outperformed after positively preannouncing FY15 (Sep) sales and reporting EBIT well ahead of the company guidance and consensus, driven by double digit organic growth in the surgical ophthalmology division. We believe Carl Zeiss Meditec’s unique hydrophilic intraocular lens became increasingly popular in Europe for its ease of handling, minimal surgical incision size, and excellent biocompatibility, thus allowing the company to gain market share at the expense of Novartis-Alcon. The company continued to innovate and enjoyed strong uptake of its latest surgical microscope and biometer offerings, while its innovative ReLEx SMILE refractive correction lasers continued to displace traditional LASIK by enabling a minimally invasive flapless eye surgery.

Stock selection within the information technology sector was a slight detractor from performance for the period. The leading individual detractors to performance were Peruvian financial services companies Credicorp Ltd. and Intercorp Financial Services, Inc., as well as German gas and engineering company Linde AG. Shares of Credicorp came under heavy pressure in mid-August on fears the Peruvian market would be removed from MSCI Emerging Market Equity Index and relegated to being a Frontier equity market. On September 30th, MSCI announced that Peru would be given a “stay of execution” until the next index re-weighting in June 2016. Shares of Intercorp Financial Services were overcome by mounting country-related macro fears emanating

6

from adverse El Nino effects and a weakening PEN currency. Linde AG issued downward guidance for 2017 EBITDA, implying a flat to slightly down 2016 that the company attributed to lower industrial production and more aggressive price cuts in the healthcare space.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

2Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

3Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

4Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

5Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

6Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

7MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (ex U.S.) consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates (as of June 30, 2015). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (as of June 30, 2015). It is not possible to invest directly in an index.

7

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Funds are professionally managed, while the indices are unmanaged and are not available for investment. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

8

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
9

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended December 31, 2015

Expense Table

Fund/Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$936.20	1.11%	$5.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	1.11%	$5.63

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$937.00	0.88%	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	0.88%	$4.47

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$881.50	1.10%	$5.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	1.10%	$5.58

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$881.70	0.89%	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	0.89%	$4.52

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$931.40	1.12%	$5.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	1.12%	$5.69

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$932.30	0.93%	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	0.93%	$4.72

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$947.30	1.15%	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	1.15%	$5.84

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$949.00	0.90%	$4.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	0.90%	$4.57

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$962.70	1.50%	$7.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	1.50%	$7.61

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$964.10	1.25%	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	1.25%	$6.34

CRM Funds
10

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$989.20	1.50%	$7.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	1.50%	$7.61

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$990.10	1.25%	$6.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	1.25%	$6.34

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

CRM Funds
11

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

December 31, 2015

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	34.3%
Industrials	20.7
Consumer Discretionary	12.6
Utilities	7.6
Health Care	7.6
Information Technology	6.9
Materials	3.5
Energy	2.9
Short-Term Investments	3.9
100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	25.2%
Information Technology	16.1
Consumer Discretionary	15.2
Industrials	11.1
Health Care	9.1
Utilities	7.0
Materials	5.8
Energy	4.9
Consumer Staples	1.5
Short-Term Investments	4.1
100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	25.9%
Industrials	15.7
Consumer Discretionary	12.8
Information Technology	11.6
Utilities	7.2
Health Care	6.4
Energy	5.7
Consumer Staples	4.6
Materials	4.0
Short-Term Investments	6.1
100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	26.4%
Consumer Discretionary	14.2
Information Technology	11.9
Consumer Staples	11.4
Health Care	10.3
Industrials	8.5
Energy	7.2
Materials	5.0
Utilities	3.5
Short-Term Investments	1.6
100.0%

CRM Funds
12

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Continued)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Financials	21.8%
Information Technology	18.1
Industrials	12.9
Health Care	12.1
Consumer Discretionary	8.6
Utilities	7.1
Energy	6.7
Consumer Staples	6.4
Materials	2.9
Short-Term Investments	3.4
100.0%

CRM International Opportunity Fund - SectorAllocation
Common Stock
Financials	29.0%
Consumer Discretionary	25.0
Consumer Staples	13.9
Information Technology	8.2
Industrials	6.7
Health Care	5.9
Telecommunication Services	4.3
Materials	2.2
Short-Term Investments	4.8
100.0%

CRM Funds
13

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM International Opportunity Fund - Country Allocation
Common Stock
Japan	14.7%
United Kingdom	13.1
Germany	7.5
Philippines	5.7
Chile	4.3
Ireland	4.1
Peru	4.0
Luxembourg	4.0
Switzerland	3.6
Canada	3.4
Denmark	3.3
Sweden	2.6
Netherlands	2.5
South Korea	2.4
Finland	2.1

Portfolio holdings are subject to change at any time.

CRM International Opportunity Fund - Country Allocation
Common Stock
Hong Kong	2.0
Portugal	1.8
Austria	1.8
Turkey	1.6
Mexico	1.6
Spain	1.4
Indonesia	1.4
Faroe Islands	1.4
Italy	1.3
Thailand	1.2
Norway	1.2
France	1.2
Short-Term Investments	4.8
100.0%

CRM Funds
14

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Shares		Value
Common Stock — 96.7%
Consumer Discretionary — 12.7%
Consumer Durables & Apparel — 2.7%
121,406	Brunswick Corp.	$6,132,217
58,100	Oxford Industries, Inc.	3,707,942

		9,840,159

Hotels, Restaurants & Leisure — 4.9%
357,255	Krispy Kreme Doughnuts, Inc.[1]	5,383,833
114,372	Red Robin Gourmet Burgers, Inc.[1]	7,061,327
378,330	Regis Corp.[1]	5,353,370

		17,798,530

Media — 1.0%
177,709	New Media Investment Group, Inc.	3,458,217

Retailing — 4.1%
141,071	Children’s Place, Inc. (The)	7,787,119
355,417	TravelCenters of America LLC[1,2]	3,340,920
113,695	Vitamin Shoppe, Inc.[1]	3,717,826

		14,845,865

Total Consumer Discretionary		45,942,771

Energy — 2.9%
244,891	Bonanza Creek Energy, Inc.[1,3]	1,290,576
992,853	C&J Energy Services Ltd.[1,3]	4,725,980
170,984	Oil States International, Inc.[1]	4,659,314

Total Energy		10,675,870

Financials — 34.5%
Banks — 17.1%
339,815	Associated Banc-Corp.	6,371,531
107,731	Bank of Hawaii Corp.[3]	6,776,280
300,239	Central Pacific Financial Corp.	6,611,263
386,535	First Horizon National Corp.	5,612,488
251,706	First Midwest Bancorp, Inc.	4,638,942
215,448	Great Western Bancorp, Inc.	6,252,301
253,229	Hancock Holding Co.	6,373,774
312,964	Investors Bancorp, Inc.	3,893,272
216,220	MB Financial, Inc.	6,999,041
527,154	Sterling Bancorp/DE	8,550,438

		62,079,330

Diversified Financials — 5.8%
192,872	Moelis & Co. — Class A	5,628,005
500,545	OM Asset Management PLC[4]	7,673,355
185,818	Stifel Financial Corp.[1]	7,871,250

		21,172,610

Insurance — 2.2%
235,073	James River Group Holdings Ltd.[3]	7,884,349

Real Estate — 9.4%
137,345	Education Realty Trust, Inc.	5,202,629
225,063	GEO Group, Inc. (The)	6,506,571
334,699	Kennedy-Wilson Holdings, Inc.	8,059,552

Shares		Value
Financials — (continued)
Real Estate — (continued)
334,303	Mack-Cali Realty Corp.	$7,805,975
268,351	Urban Edge Properties	6,292,831

		33,867,558

Total Financials		125,003,847

Health Care — 7.6%
Health Care Equipment & Services — 6.4%
234,928	CONMED Corp.	10,348,579
214,381	Premier, Inc. — Class A1	7,561,218
72,971	STERIS PLC[4]	5,497,635

		23,407,432

Pharmaceuticals & Biotechnology — 1.2%
168,773	Catalent, Inc.[1]	4,224,388

Total Health Care		27,631,820

Industrials — 20.9%
Capital Goods — 11.5%
146,568	Barnes Group, Inc.	5,187,042
83,985	Curtiss-Wright Corp.	5,752,973
83,329	EnPro Industries, Inc.	3,653,143
79,968	John Bean Technologies Corp.	3,984,805
945,160	Mueller Water Products, Inc. — Class A	8,128,376
157,713	NN, Inc.	2,513,945
90,703	RBC Bearings, Inc.[1]	5,858,507
78,229	Standex International Corp.	6,504,741

		41,583,532

Commercial Services & Supplies — 9.4%
273,106	FTI Consulting, Inc.[1]	9,465,854
302,872	Kforce, Inc.	7,656,604
171,022	Korn/Ferry International	5,674,510
197,278	Mobile Mini, Inc.	6,141,264
338,512	Steelcase, Inc. — Class A	5,043,829

		33,982,061

Total Industrials		75,565,593

Information Technology — 6.9%
Semiconductors & Semiconductor Components — 2.4%
98,600	M/A-COM Technology Solutions Holdings, Inc.[1,3]	4,031,754
134,022	MKS Instruments, Inc.	4,824,792

		8,856,546

Software & Services — 2.7%
368,397	Amber Road, Inc.[1,3]	1,875,140
55,500	Blackbaud, Inc.	3,655,230
699,339	Brightcove, Inc.[1]	4,335,902

		9,866,272

See accompanying notes.	CRM Funds
15

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015 (Unaudited)

Shares		Value
Information Technology — (continued)
Technology Hardware & Equipment — 1.8%
307,701	Ciena Corp.[1]	$6,366,334

Total Information Technology		25,089,152

Materials — 3.5%
514,567	Ferro Corp.[1]	5,721,985
421,330	Headwaters, Inc.[1]	7,107,837

Total Materials		12,829,822

Utilities — 7.7%
182,500	Black Hills Corp.[3]	8,473,475
125,833	Laclede Group, Inc. (The)	7,475,739
122,947	NorthWestern Corp.	6,669,875
92,877	Southwest Gas Corp.	5,123,095

Total Utilities		27,742,184

Total Common Stock (Cost $316,161,829)		350,481,059

Short-Term Investments — 4.0%
7,329,324	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[5]	7,329,324
7,023,556	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[5]	7,023,556

Total Short-Term Investments (Cost $14,352,880)		14,352,880

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.7% (Cost $330,514,709)		364,833,939

		Value
Short-Term Investments Held As Collateral For Loaned Securities — 3.9%
Money Market Funds — 0.3%
389,000	Blackrock Liquidity Funds Prime Portfolio, 0.36%[5]	389,000
329,000	Invesco STIT-Liquidity Fund, 0.34%[5]	329,000
329,000	Morgan Stanley Institutional Liquidity Fund, 0.38%[5]	329,000

Total Money Market Funds		1,047,000

		Value
Repurchase Agreements — 3.6%
3,343,473	With Citigroup Global Markets, Inc.: at 0.32%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $3,343,590 (collateralized by U.S. Treasury Securities, par values ranging from $499,944 - $1,194,248, coupon rates ranging from 0.194% - 3.375%, 01/31/17 - 04/30/22; total market value $3,410,342)	3,343,473
3,343,473	With HSBC Securities: at 0.27%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $3,343,572 (collateralized by U.S. Treasury Securities, par values ranging from $6 - $539,669, 0% coupon rates, 02/15/16 - 08/15/40; total market value $3,410,346)	3,343,473
3,000,235	With JP Morgan Securities: at 0.32%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $3,000,340 (collateralized by U.S. Treasury Securities, par values ranging from $3,100 - $1,951,186, coupon rates ranging from 0% - 2.00%, 04/28/16 - 02/15/25; total market value $3,060,271)	3,000,235
3,343,473	With Royal Bank of Scotland PLC: at 0.30%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $3,343,583 (collateralized by U.S. Treasury Securities, par values ranging from $398,640 - $1,739,720, coupon rates ranging from 0.074% - 3.25%, 07/31/16 - 11/15/23; total market value $3,410,359)[4]	3,343,473

Total Repurchase Agreements		13,030,654

Total Investments — 104.6% (Cost $344,592,363)		378,911,593	[6]
Liabilities in Excess of Other Assets — 4.6%)		(16,573,423)

Total Net Assets — 100.0%		$362,338,170

See accompanying notes.	CRM Funds
16

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2015 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$350,481,059	$350,481,059	—	—
Short-Term Investments	14,352,880	14,352,880	—	—
Short-Term Investments Held as Collateral for Loaned Securities	14,077,654	1,047,000	$13,030,654	—

Total	$378,911,593	$365,880,939	$13,030,654	—

[1]	Non-income producing security.
[2]	LLC — Limited Liability Company.
[3]	Security partially or fully on loan.
[4]	PLC — Public Limited Company.
[5]	Rate represents an annualized yield at date of measurement.
[6]	At December 31, 2015, the market value of securities on loan for the CRM Small Cap Value Fund was $13,559,395. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds
17

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Shares		Value
Common Stock — 96.4%
Consumer Discretionary — 15.3%
Automobiles & Components — 4.6%
176,251	Visteon Corp.[1]	$20,180,739
76,150	WABCO Holdings, Inc.[1]	7,787,099

		27,967,838

Consumer Durables & Apparel — 5.8%
326,067	Leggett & Platt, Inc.	13,701,335
122,158	PVH Corp.	8,996,937
411,279	Steve Madden Ltd.[1]	12,428,851

		35,127,123

Hotels, Restaurants & Leisure — 2.6%
576,342	Bloomin’ Brands, Inc.	9,734,417
171,342	Restaurant Brands International, Inc.[2]	6,401,337

		16,135,754

Retailing — 2.3%
110,700	CST Brands, Inc.	4,332,798
308,475	GNC Holdings, Inc., -Class A	9,568,895

		13,901,693

Total Consumer Discretionary		93,132,408

Consumer Staples — 1.5%
114,861	TreeHouse Foods, Inc.[1]	9,011,994

Energy — 4.9%
331,987	Delek US Holdings, Inc.	8,166,880
320,421	Energen Corp.	13,134,057
321,376	Oil States International, Inc.[1]	8,757,496

Total Energy		30,058,433

Financials — 25.4%
Banks — 10.5%
567,440	Associated Banc-Corp.	10,639,500
551,370	First Horizon National Corp.	8,005,893
428,754	Hancock Holding Co.	10,791,738
985,122	KeyCorp.	12,993,759
382,753	Synovus Financial Corp.[2]	12,393,542
591,686	Umpqua Holdings Corp.	9,407,807

		64,232,239

Diversified Financials — 4.2%
435,080	E*TRADE Financial Corp.[1]	12,895,771
298,599	Stifel Financial Corp.[1]	12,648,654

		25,544,425

Insurance — 3.5%
127,692	American Financial Group, Inc.	9,204,039
225,086	WR Berkley Corp.	12,323,459

		21,527,498

Real Estate — 7.2%
305,908	Douglas, Emmett Inc.	9,538,211
330,967	GEO Group, Inc. (The)	9,568,256
491,889	Outfront Media, Inc.	10,737,937

Shares		Value
Financials — (continued)
Real Estate — (continued)
587,280	Urban Edge Properties	$13,771,716

		43,616,120

Total Financials		154,920,282

Health Care — 9.1%
Health Care Equipment & Services — 4.7%
203,126	Alere, Inc.[1]	7,940,195
88,964	Cooper Companies, Inc. (The)	11,938,969
123,076	STERIS PLC[2,3]	9,272,546

		29,151,710

Pharmaceuticals & Biotechnology — 4.4%
122,941	Bio-Techne Corp.	11,064,690
566,308	QIAGEN NV1	15,658,416

		26,723,106

Total Health Care		55,874,816

Industrials — 11.2%
Capital Goods — 10.2%
138,869	Allegion PLC[3]	9,154,245
137,167	Carlisle Cos, Inc.	12,165,341
331,450	ITT Corp.	12,038,264
72,664	Snap-on, Inc.	12,456,790
271,135	SPX FLOW, Inc.[1]	7,567,378
308,458	Timken Co. (The)	8,818,814

		62,200,832

Transportation — 1.0%
115,442	Kirby Corp.[1]	6,074,558

Total Industrials		68,275,390

Information Technology — 16.2%
Software & Services — 14.5%
235,546	Broadridge Financial Solutions, Inc.	12,655,887
297,264	Computer Sciences Corp.	9,714,587
527,075	CSRA Inc.	15,812,250
88,935	Dun & Bradstreet Corp. (The)	9,243,014
600,790	Nuance Communications, Inc.[1]	11,949,713
371,022	PTC, Inc.[1]	12,848,492
179,647	Vantiv, Inc.[1]	8,518,861
202,278	Verint Systems, Inc.[1]	8,204,396

		88,947,200

Technology Hardware & Equipment — 1.7%
214,781	Belden, Inc.	10,240,758

Total Information Technology		99,187,958

Materials — 5.8%
502,188	Axiall Corp.	7,733,695
133,820	Eagle Materials, Inc.	8,086,743
263,790	RPM International, Inc.	11,622,587
80,688	W.R. Grace & Co.[1]	8,035,718

Total Materials		35,478,743

See accompanying notes.	CRM Funds
18

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015 (Unaudited)

Shares		Value
Utilities — 7.0%
248,891	American Water Works Co., Inc.	$14,871,237
439,053	Avangrid, Inc.[1]	16,859,635
562,377	NiSource, Inc.	10,971,976

Total Utilities		42,702,848

Total Common Stock (Cost $570,006,489)		588,642,872

Short-Term Investments — 4.1%
9,945,044	Blackrock Liquidity Funds
	TempCash Portfolio — Institutional
	Series, 0.12%[4]	9,945,044
15,413,204	Blackrock Liquidity Funds
	TempFund Portfolio — Institutional
	Series, 0.03%[4]	15,413,204

Total Short-Term Investments (Cost $25,358,248)		25,358,248

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.5% (Cost $595,364,737)		614,001,120

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 1.5%
Repurchase Agreements — 1.5%
$2,109,604	With Citigroup Global Markets, Inc.: at 0.32%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $2,109,679 (collateralized by US Treasury Securities, par values ranging from $315,446 - $753,525, coupon rates ranging from 0.19% to 3.38%, 01/31/17 - 04/30/22; total market value $2,151,796)	$2,109,604
2,109,604	With HSBC Securities USA, Inc.: at 0.27%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $2,109,667 (collateralized by US Treasury Securities, par values ranging from $0,004 - $340,511, coupon rates ranging from 0.00% to 9.25%, 02/15/16 - 08/15/40; total market value $2,151,798)	2,109,604

Principal		Value
Repurchase Agreements — (continued)
$ 444,050	With JP Morgan Securities LLC: at 0.32%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $444,066 (collateralized by US Treasury Securities, par values ranging from $0,459 - $288,785, coupon rates ranging from 0.00% to 2.00%, 04/28/16 - 02/15/25; total market value $452,936)	$444,050
2,109,604	With Merrill Lynch Pierce Fenner & Smith, Inc.: at 0.29%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $2,109,672 (collateralized by US Treasury Securities, par values ranging from $710,947 - $1,428,196, coupon rates ranging from 1.38% to 1.75%, 10/31/18 - 08/31/20; total market value $2,151,796)	2,109,604
2,109,604	With Royal Bank of Scotland PLC: at 0.30%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $2,109,674 (collateralized by US Treasury Securities, par values ranging from $251,527 - $1,097,697, coupon rates ranging from 0.07% to 3.25%, 07/31/16 - 11/15/23; total market value $2,151,807)[3]	2,109,604

Total Repurchase Agreements		8,882,466

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $8,882,466)		8,882,466

Total Investments — 102.0% (Cost $604,247,203)		622,883,586	[5]
Liabilities in Excess of Other Assets — (2.0%)		(12,242,417)

Total Net Assets — 100.0%		$610,641,169

See accompanying notes.	CRM Funds
19

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2015 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2015, is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$588,642,872	$588,642,872	—	—
Short-Term Investments	25,358,248	25,358,248	—	—
Short-Term Investments Held as Collateral for Loaned Securities	8,882,466	—	$8,882,466	—

Total	$622,883,586	$614,001,120	$8,882,466	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At December 31, 2015, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $8,679,920. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds
20

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Shares		Value
Common Stock — 96.1%
Consumer Discretionary — 13.2%
Consumer Durables & Apparel — 5.6%
402,845	Coach, Inc.	$13,185,117
101,211	Mohawk Industries, Inc.[1]	19,168,351
186,910	PVH Corp.	13,765,921

		46,119,389

Consumer Services — 1.6%
604,900	Houghton Mifflin Harcourt Co.[1]	13,174,722

Hotels, Restaurants & Leisure — 3.8%
489,845	Aramark	15,797,501
896,914	Bloomin’ Brands, Inc.	15,148,878

		30,946,379

Retailing — 2.2%
572,487	GNC Holdings, Inc., -Class A	17,758,547

Total Consumer Discretionary		107,999,037

Consumer Staples — 4.7%
426,970	ConAgra Foods, Inc.	18,001,055
164,575	J.M. Smucker Co. (The)	20,298,681

Total Consumer Staples		38,299,736

Energy — 5.8%
521,982	Continental Resources, Inc.[1,2]	11,995,146
394,850	Energen Corp.	16,184,902
218,814	EQT Corp.	11,406,774
751,300	Weatherford International PLC[1,3]	6,303,407
233,550	Whiting Petroleum Corp.[1]	2,204,712

Total Energy		48,094,941

Financials — 26.5%
Banks — 6.3%
1,093,235	KeyCorp.	14,419,770
519,775	SunTrust Banks, Inc.	22,267,161
549,300	Zions Bancorporation	14,995,890

		51,682,821

Diversified Financials — 10.7%
511,700	E*TRADE Financial Corp.[1]	15,166,788
509,150	Invesco Ltd.	17,046,342
262,386	NASDAQ OMX Group, Inc. (The)	15,262,993
336,408	Northern Trust Corp.	24,251,653
432,424	Voya Financial, Inc.	15,960,770

		87,688,546

Insurance — 1.9%
465,499	Unum Group	15,496,462

Real Estate — 7.6%
201,450	American Campus Communities, Inc.	8,327,943
94,965	Boston Properties Inc.	12,111,836
59,484	Equinix, Inc.	17,987,962

Shares		Value
Financials — (continued)
Real Estate — (continued)
447,250	Equity Commonwealth[1]	$12,402,242
530,611	Outfront Media, Inc.	11,583,238

		62,413,221

Total Financials		217,281,050

Health Care — 6.5%
Health Care Equipment & Services — 3.8%
107,590	C.R. Bard, Inc.	20,381,850
139,921	STERIS PLC[3]	10,541,648

		30,923,498

Pharmaceuticals & Biotechnology — 2.7%
469,856	Zoetis, Inc.	22,515,499

Total Health Care		53,438,997

Industrials — 16.1%
Capital Goods — 7.9%
192,700	Allegion PLC[3]	12,702,784
138,100	Carlisle Cos, Inc.	12,248,089
142,033	Hubbell, Inc.	14,351,014
342,050	SPX FLOW, Inc.[1]	9,546,616
442,701	Xylem, Inc.	16,158,586

		65,007,089

Commercial Services & Supplies — 5.9%
187,967	IHS, Inc. — Class A1	22,260,932
295,135	TransUnion[1]	8,136,872
558,831	Tyco International PLC[3]	17,821,120

		48,218,924

Transportation — 2.3%
250,035	Kansas City Southern	18,670,114

Total Industrials		131,896,127

Information Technology — 11.9%
Semiconductors & Semiconductor Components — 1.5%
261,033	Microchip Technology, Inc.[4]	12,148,476

Software & Services — 8.3%
615,778	Computer Sciences Corp.	20,123,625
1,017,084	CSRA Inc.	30,512,520
495,679	PTC, Inc.[1]	17,165,364

		67,801,509

Technology Hardware & Equipment — 2.1%
335,798	Amphenol Corp. — Class A	17,538,729

Total Information Technology		97,488,714

Materials — 4.1%
667,832	Axiall Corp.	10,284,613
134,997	Vulcan Materials Co.	12,820,665
104,820	W.R. Grace & Co.[1]	10,439,024

Total Materials		33,544,302

Utilities — 7.3%
407,292	American Water Works Co., Inc.	24,335,698

See accompanying notes.	CRM Funds
21

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015 (Unaudited)

Shares		Value
Utilities — (continued)
310,677	Laclede Group, Inc. (The)	$18,457,320
895,574	NiSource, Inc.	17,472,649

Total Utilities		60,265,667

Total Common Stock (Cost $740,786,651)		788,308,571

Short-Term Investments — 6.3%
25,719,424	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[5]	25,719,424
25,746,168	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[5]	25,746,168

Total Short-Term Investments (Cost $51,465,592)		51,465,592

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 102.4% (Cost $792,252,243)		$839,774,163

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.5%
Money Market Funds — 0.2%
$455,000	Blackrock Liquidity Funds Prime Portfolio, 0.36%[5]	$455,000
644,000	Invesco STIT-Liquidity Fund, 0.34%[5]	644,000
455,000	Morgan Stanley Institutional Liquidity Fund, 0.38%[5]	455,000

Total Money Market Funds		1,554,000

Repurchase Agreements — 2.3%
4,817,454	With Citigroup Global Markets, Inc.: at 0.32%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $4,817,625 (collateralized by US Treasury Securities, par values ranging from $720,346 - $1,720,737, coupon rates ranging from 0.19% to 3.38%, 01/31/17 - 04/30/22; total market value $4,913,803)	4,817,454

Principal		Value
Repurchase Agreements — (continued)
$4,817,454	With HSBC Securities USA, Inc.: at 0.27%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $4,817,599 (collateralized by US Treasury Securities, par values ranging from $8 - $777,584, coupon rates ranging from 0.00% to 9.25%, 02/15/16 - 08/15/40; total market value $4,913,808)	$4,817,454
4,277,549	With JP Morgan Securities LLC: at 0.32%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $4,277,701 (collateralized by US Treasury Securities, par values ranging from $4,420 - $2,781,880, coupon rates ranging from 0.00% to 2.00%, 04/28/16 - 02/15/25; total market value $4,363,145)	4,277,549
4,817,454	With Royal Bank of Scotland PLC: at 0.30%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $4,817,615 (collateralized by US Treasury Securities, par values ranging from $574,382 - $2,506,682, coupon rates ranging from 0.07% to 3.25%, 07/31/16 - 11/15/23; total market value $4,913,827)[3]	4,817,454

Total Repurchase Agreements		18,729,911

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $20,283,911)		20,283,911

Total Investments — 104.9% (Cost $812,536,154)		860,058,074	[4]
Liabilities in Excess of Other Assets — (4.9%)		(40,389,981)

Total Net Assets — 100.0%		$819,668,093

See accompanying notes.	CRM Funds
22

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2015 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$788,308,571	$788,308,571	—	—
Short-Term Investments	51,465,592	51,465,592	—	—
Short-Term Investments Held as Collateral for Loaned Securities	20,283,911	1,554,000	$18,729,911	—

Total	$860,058,074	$841,328,163	$18,729,911	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	At December 31, 2015, the market value of securities on loan for the CRM Mid Cap Value Fund was $19,842,817. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.
[5]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Funds
23

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Shares		Value
Common Stock — 98.3%
Consumer Discretionary — 14.2%
Consumer Durables & Apparel — 6.3%
25,700	Coach, Inc.	$841,161
7,180	Mohawk Industries, Inc.[1]	1,359,820
17,325	PVH Corp.	1,275,986

		3,476,967

Media — 2.6%
7,975	Charter Communications, Inc. — Class A1	1,460,223

Retailing — 5.3%
19,925	Dollar Tree, Inc.[1]	1,538,608
18,169	Lowe’s Cos., Inc.	1,381,571

		2,920,179

Total Consumer Discretionary		7,857,369

Consumer Staples — 11.4%
Food & Drug Retailing — 1.5%
9,800	Walgreens Boots Alliance, Inc.	834,519

Food, Beverage & Tobacco — 6.8%
28,100	Coca-Cola Co. (The)	1,207,176
30,650	Mondelez International, Inc. — Class A	1,374,346
15,500	Nestle SA, ADR	1,153,510

		3,735,032

Household & Personal Products — 3.1%
21,850	Procter & Gamble Co. (The)	1,735,109

Total Consumer Staples		6,304,660

Energy — 7.2%
33,400	Halliburton Co.	1,136,936
23,130	Occidental Petroleum Corp.	1,563,819
117,450	Weatherford International PLC[1,2]	985,406
31,950	Whiting Petroleum Corp.[1]	301,608

Total Energy		3,987,769

Financials — 26.4%
Banks — 8.7%
98,262	Bank of America Corp.	1,653,750
39,700	SunTrust Banks, Inc.	1,700,748
26,750	Wells Fargo & Co.	1,454,130

		4,808,628

Diversified Financials — 11.5%
30,050	Morgan Stanley	955,890
22,800	Northern Trust Corp.	1,643,652
84,419	Synchrony Financial[1]	2,567,182
32,200	Voya Financial, Inc.	1,188,502

		6,355,226

Insurance — 3.1%
14,540	Chubb Ltd.	1,698,999

Shares		Value
Financials — (continued)
Real Estate — 3.1%
5,750	Equinix, Inc.	$1,738,800

Total Financials		14,601,653

Health Care — 10.2%
Health Care Equipment & Services — 3.2%
17,170	Zimmer Biomet Holdings, Inc.	1,761,470

Pharmaceuticals & Biotechnology — 7.0%
3,765	Allergan PLC[1,2]	1,176,563
35,400	Pfizer, Inc.	1,142,712
33,350	Zoetis, Inc.	1,598,132

		3,917,407

Total Health Care		5,678,877

Industrials — 8.5%
Capital Goods — 4.4%
13,853	General Electric Co.	431,521
10,040	Honeywell International, Inc.	1,039,843
9,400	Rockwell Automation, Inc.	964,534

		2,435,898

Commercial Services & Supplies — 1.7%
30,350	Tyco International PLC[2]	967,861

Transportation — 2.4%
6,000	Norfolk Southern Corp.	507,540
10,150	Union Pacific Corp.	793,730

		1,301,270

Total Industrials		4,705,029

Information Technology — 11.9%
Semiconductors & Semiconductor Components — 6.4%
35,700	Broadcom Corp. — Class A	2,064,174
17,500	NXP Semiconductors NV1	1,474,375

		3,538,549

Software & Services — 5.5%
2,492	Alphabet, Inc. — Class A1	1,938,801
14,450	Visa, Inc. — Class A	1,120,597

		3,059,398

Total Information Technology		6,597,947

Materials — 5.0%
12,350	Air Products & Chemicals, Inc.	1,606,858
22,400	Dow Chemical Co. (The)	1,153,152

Total Materials		2,760,010

Utilities — 3.5%
18,800	NextEra Energy, Inc.	1,953,132

Total Common Stock (Cost $52,979,623)		54,446,446

See accompanying notes.	CRM Funds
24

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2015 (Unaudited)

Shares		Value
Short-Term Investments — 1.6%
441,290	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[3]	$441,290
451,268	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	451,268

Total Short-Term Investments (Cost $892,558)		892,558

Total Investments — 99.9% (Cost $53,872,181)		55,339,004
Other Assets in Excess of Liabilities — 0.1%		70,658

Total Net Assets — 100.0%		$55,409,662

A summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities Common Stock	$54,446,446	$54,446,446	—	—
Short-Term Investments	892,558	892,558	—	—

Total	$55,339,004	$55,339,004	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Funds
25

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Shares		Value
Common Stock — 97.9%
Consumer Discretionary — 8.7%
Consumer Durables & Apparel — 3.5%
2,560	Mohawk Industries, Inc.[1]	$484,838
4,850	PVH Corp.	357,203

		842,041

Consumer Services — 1.6%
17,900	Houghton Mifflin Harcourt Co.[1]	389,862

Hotels, Restaurants & Leisure — 3.6%
14,700	Aramark	474,075
6,600	Red Robin Gourmet Burgers, Inc.[1]	407,484

		881,559

Total Consumer Discretionary		2,113,462

Consumer Staples — 6.5%
Food & Drug Retailing — 1.5%
4,250	Walgreens Boots Alliance, Inc.	361,909

Food, Beverage & Tobacco — 5.0%
14,075	Coca-Cola Co. (The)	604,662
13,800	Mondelez International, Inc. — Class A	618,792

		1,223,454

Total Consumer Staples		1,585,363

Energy — 6.8%
18,150	Continental Resources, Inc.[1,2]	417,087
15,200	Halliburton Co.	517,408
10,800	Occidental Petroleum Corp.	730,188

Total Energy		1,664,683

Financials — 22.1%
Banks — 8.0%
43,150	Bank of America Corp.	726,214
17,100	SunTrust Banks, Inc.	732,564
9,100	Wells Fargo & Co.	494,676

		1,953,454

Diversified Financials — 7.4%
10,950	Morgan Stanley	348,320
9,800	Northern Trust Corp.	706,482
24,150	Synchrony Financial[1]	734,401

		1,789,203

Insurance — 2.4%
5,000	Chubb Ltd.	584,250

Shares		Value
Financials — (continued)
Real Estate — 4.3%
22,775	Kennedy-Wilson Holdings, Inc.	$548,422
21,800	Mack-Cali Realty Corp.	509,030

		1,057,452

Total Financials		5,384,359

Health Care — 12.2%
Health Care Equipment & Services — 5.2%
2,620	C.R. Bard, Inc.	496,333
9,800	CONMED Corp.	431,690
4,600	STERIS PLC[3]	346,564

		1,274,587

Pharmaceuticals & Biotechnology — 7.0%
2,026	Allergan PLC[1]	633,125
18,100	Pfizer, Inc.	584,268
10,188	Zoetis, Inc.	488,209

		1,705,602

Total Health Care		2,980,189

Industrials — 13.1%
Capital Goods — 8.3%
6,200	Danaher Corp.	575,856
5,600	Honeywell International, Inc.	579,992
10,225	ITT Corp.	371,372
58,100	Mueller Water Products, Inc. — Class A	499,660

		2,026,880

Commercial Services & Supplies — 4.8%
4,670	IHS, Inc.— Class A1	553,068
18,900	Tyco International PLC[3]	602,721

		1,155,789

Total Industrials		3,182,669

Information Technology — 18.3%
Semiconductors & Semiconductor Components — 3.1%
13,225	Broadcom Corp. — Class A	764,670

Software & Services — 15.2%
710	Alphabet, Inc. — Class A1	552,387
7,350	Broadridge Financial Solutions, Inc.	394,916
17,050	Computer Sciences Corp.	557,194
29,250	CSRA Inc.	877,500
12,250	PTC, Inc.[1]	424,217
7,800	Verint Systems, Inc.[1]	316,368
7,500	Visa, Inc. — Class A	581,625

		3,704,207

Total Information Technology		4,468,877

See accompanying notes.	CRM Funds
26

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015 (Unaudited)

Shares		Value
Materials — 3.0%
5,600	Air Products & Chemicals, Inc.	$728,616

Utilities — 7.2%
10,300	American Water Works Co., Inc.	615,425
11,200	Black Hills Corp.	520,016
5,850	NextEra Energy, Inc.	607,756

Total Utilities		1,743,197

Total Common Stock (Cost $21,829,377)		23,851,415

Short-Term Investments — 3.5%
428,062	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[4]	428,062
414,956	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[4]	414,956

Total Short-Term Investments (Cost $843,018)		843,018

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.4% (Cost $22,672,395)		$24,694,433

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 0.7%
Repurchase Agreement — 0.7%
$160,242	With Nomura Securities Int’l., Inc.: at 0.31%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $160,248 (collateralized by US Treasury Securities, par values ranging from $9,786 - $84,086, coupon rates ranging from 0.00% to 0.88%, 02/15/16 - 05/15/27; total market value $163,447)
Total Repurchase Agreement		160,242

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $160,242)		160,242

Total Investments — 102.1% (Cost $22,832,637)		24,854,675	[5]
Liabilities in Excess of Other Assets — (2.1%)		(506,165)

Total Net Assets — 100.0%		$24,348,510

See accompanying notes.	CRM Funds
27

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2015 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$23,851,415	$23,851,415	—	—
Short-Term Investments	843,018	843,018	—	—
Short-Term Investments Held as Collateral for Loaned Securities	160,242	—	$160,242	—

Total	$24,854,675	$24,694,433	$160,242	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At December 31, 2015, the market value of securities on loan for the CRM All Cap Value Fund was $154,971. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds
28

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Shares		Value
Common Stock — 97.5%
Austria — 1.9%
9,625	Zumtobel Group AG	$242,472

Total Austria		242,472

Canada — 3.4%
2,250	Canadian Tire Corp Ltd.	192,137
9,000	Gildan Activewear, Inc.	255,780

Total Canada		447,917

Chile — 4.4%
27,671,625	Corpbanca SA	222,526
138,385	Parque Arauco SA	218,136
20,400	Saci Falabella	130,019

Total Chile		570,681

Denmark — 3.4%
4,933	Royal Unibrew A/S	200,485
7,350	Sydbank	236,008

Total Denmark		436,493

Faroe Islands — 1.4%
6,200	BAKKAFROST	182,656

Total Faroe Islands		182,656

Finland — 2.1%
3,800	Elisa OYJ	142,975
2,650	Sampo OYJ	134,574

Total Finland		277,549

France — 1.2%
1,360	BioMerieux	162,283

Total France		162,283

Germany — 7.7%
6,400	Carl Zeiss Meditec AG	198,299
9,150	Deutsche Telekom AG	164,341
2,315	Fresenius Medical Care AG & Co. KGAA	194,541
1,300	Krones AG	154,795
2,000	Linde AG	288,918

Total Germany		1,000,894

Hong Kong — 2.0%
206,000	HKT Trust & HKT Ltd.	263,147

Total Hong Kong		263,147

Indonesia — 1.4%
225,500	Bank Rakyat Indonesia	185,068

Total Indonesia		185,068

Ireland — 4.2%
45,325	Beazley PLC[1]	260,247
70,400	C&C Group PLC[1]	283,554

Total Ireland		543,801

Shares		Value
Italy — 1.4%
22,508	Societa Cattolica Di Assicurazioni SCRL	$178,260

Total Italy		178,260

Japan — 15.0%
6,700	Bridgestone Corp.	229,820
1,800	Disco Corp.	169,509
19,000	Hitachi Kokusai Electric, Inc.	258,292
64,000	Hitachi, Ltd.	362,648
33,650	Isuzu Motors Ltd.	362,499
4,600	Kao Corp.	236,388
2,900	Secom Co. Ltd.	196,532
4,200	Sompo Japan Nipponkoa Holdings, Inc.	137,906

Total Japan		1,953,594

Luxembourg — 4.1%
4,000	RTL Group SA	334,361
66,000	Samsonite International SA	197,801

Total Luxembourg		532,162

Mexico — 1.6%
107,784	Gentera SAB de CV	207,319

Total Mexico		207,319

Netherlands — 2.5%
19,424	RELX NV	327,146

Total Netherlands		327,146

Norway — 1.3%
33,473	Europris ASA[2]	162,607

Total Norway		162,607

Peru — 4.2%
2,275	Credicorp Ltd.	221,403
13,993	Intercorp Financial Services, Inc.	318,341

Total Peru		539,744

Philippines — 5.8%
195,970	Robinsons Retail Holdings, Inc.	262,557
106,750	Security Bank Corp.	321,172
43,670	Universal Robina Corp.	172,323

Total Philippines		756,052

Portugal — 1.9%
215,900	Sonae SGPS SA	245,371

Total Portugal		245,371

South Korea — 2.5%
2,590	Hyundai Motor Co.	326,661

Total South Korea		326,661

Spain — 1.4%
14,800	Merlin Properties Socimi SA	185,404

Total Spain		185,404

See accompanying notes.	CRM Funds
29

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015 (Unaudited)

Shares		Value
Sweden — 2.6%
16,800	Mekonomen AB3	$343,848

Total Sweden		343,848

Switzerland — 3.7%
3,630	Nestle SA	269,474
595	Swatch Group AG (The)[3]	206,623

Total Switzerland		476,097

Thailand — 1.3%
39,400	Kasikornbank PLC	162,853

Total Thailand		162,853

Turkey — 1.7%
246,483	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	219,428

Total Turkey		219,428

United Kingdom — 13.4%
10,995	Bunzl PLC[1]	305,051
33,160	Direct Line Insurance Group PLC[1]	198,766
64,875	ITV PLC[1]	264,130
15,269	Kennedy Wilson Europe Real Estate PLC[1]	271,541
12,900	Smith & Nephew PLC[1]	229,906
11,175	Spectris PLC[1]	296,573
12,075	St James’s Place PLC[1]	178,973

Total United Kingdom		1,744,940

Total Common Stock (Cost $12,532,693)		12,674,447

Short-Term Investments — 5.0%
302,546	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[4]	302,546
341,218	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[4]	341,218

Total Short-Term Investments (Cost $643,764)		643,764

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 102.5% (Cost $13,176,457)		13,318,211

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 3.9%
Repurchase Agreement — 3.9%
$509,540	With Nomura Securities Int’l., Inc.: at 0.31%, dated 12/31/15, to be repurchased on 01/04/16, repurchase price $509,558 (collateralized by US Treasury Securities, par values ranging from $31,118 - $267,378, coupon rates ranging from 0.00% to 0.88%, 02/15/16 - 05/15/27; total market value $519,731)
Total Repurchase Agreement		$509,540

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $509,540)		509,540

Total Investments — 106.4% (Cost $13,685,997)		13,827,751	[5]
Liabilities in Excess of Other Assets — (6.4%)		(831,097)

Total Net Assets — 100.0%		$12,996,654

See accompanying notes.	CRM Funds
30

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2015 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock
Austria	$242,472	—	$242,472	—
Canada	447,917	$447,917	—	—
Chile	570,681	570,681	—	—
Denmark	436,493	—	436,493	—
Faroe Islands	182,656	—	182,656	—
Finland	277,549	—	277,549	—
France	162,283	—	162,283	—
Germany	1,000,894	—	1,000,894	—
Hong Kong	263,147	263,147	—	—
Indonesia	185,068	—	185,068	—
Ireland	543,801	—	543,801	—
Italy	178,260	—	178,260	—
Japan	1,953,594	—	1,953,594	—
Luxembourg	532,162	—	532,162	—
Mexico	207,319	207,319	—	—
Netherlands	327,146	—	327,146	—
Norway	162,607	162,607	—	—
Peru	539,744	539,744	—	—
Philippines	756,052	—	756,052	—
Portugal	245,371	—	245,371	—
South Korea	326,661	—	326,661	—
Spain	185,404	—	185,404	—
Sweden	343,848	—	343,848	—
Switzerland	476,097	—	476,097	—
Thailand	162,853	—	162,853	—
Turkey	219,428	—	219,428	—
United Kingdom	1,744,940	— 1,744,940		—
Short-Term Investments	643,764	643,764	—	—
Short-Term Investments Held as Collateral for Loaned Securities	509,540	—	509,540	—

Total	$13,827,751	$2,835,179	$10,992,572	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at December 31, 2015 and therefore the Fund did utilize the external pricing service model adjustments. As a result, securities held at the beginning of the period that were still held by the Fund were transferred from Level 1 into Level 2 with a beginning of period value of $6,832,770.

See accompanying notes.	CRM Funds
31

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2015 (Unaudited)

[1]	PLC — Public Limited Company.
[2]	Non-income producing security.
[3]	Security partially or fully on loan.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At December 31, 2015, the market value of securities on loan for the CRM International Opportunity Fund was $485,147. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds
32

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$344,592,363	$604,247,203	$812,536,154	$53,872,181
Net unrealized appreciation	34,319,230	18,636,383	47,521,920	1,466,823

Total investments, at value[1]	378,911,593	622,883,586	860,058,074	55,339,004
Cash	13,778	1,249,480	31,926,061	—
Receivable for fund shares sold	222,397	928,132	1,140,026	338
Receivable for securities sold	—	4,459,763	58,891,158	160,930
Dividends and interest receivable	277,785	707,722	969,733	68,822
Other assets	67,339	109,218	193,795	8,966

Total assets	379,492,892	630,337,901	953,178,847	55,578,060

LIABILITIES:
Cash overdraft	—	—	—	68,782
Obligation to return securities lending collateral	14,077,654	8,882,466	20,283,911	—
Payable for fund shares redeemed	185,638	3,070,817	80,325,719	26,935
Payable for securities purchased	2,541,270	7,128,804	31,926,063	—
Accrued advisory fee	236,093	454,042	591,241	29,986
Audit and tax fees	26,505	26,420	26,084	26,673
Other accrued expenses	87,562	134,183	357,736	16,022

Total liabilities	17,154,722	19,696,732	133,510,754	168,398

NET ASSETS	$362,338,170	$610,641,169	$819,668,093	$55,409,662

COMPONENTS OF NET ASSETS
Paid-in-capital	$321,890,759	$597,374,259	$764,713,512	$54,960,288
Undistributed (distributions in excess of)net investment income	1,614,974	4,871,788	399,306	(400)
Accumulated net realized gain (loss) on investments	4,513,207	(10,241,261)	7,033,355	(1,017,049)
Net unrealized appreciation of investments	34,319,230	18,636,383	47,521,920	1,466,823

NET ASSETS	$362,338,170	$610,641,169	$819,668,093	$55,409,662

NET ASSETS BY SHARE CLASS
Investor Shares	$60,701,765	$56,688,045	$351,550,471	$11,619,229
Institutional Shares	301,636,405	553,953,124	468,117,622	43,790,433

NET ASSETS	$362,338,170	$610,641,169	$819,668,093	$55,409,662

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares) Investor Shares	4,001,740	4,675,022	18,406,476	1,411,233
Institutional Shares	17,760,195	44,945,745	23,773,340	5,313,104
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$15.17	$12.13	$19.10	$8.23
Institutional Shares	$16.98	$12.32	$19.69	$8.24
[1] Includes securities loaned of:	$13,559,395	$8,679,920	$19,842,817	$—

See accompanying notes.	CRM Funds
33

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015 (Unaudited)

	CRM All Cap Value Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$22,832,637	$13,685,997
Net unrealized appreciation	2,022,038	141,754

Total investments, at value[1]	24,854,675	13,827,751
Currencies
Foreign currencies, at cost	—	1,237
Net unrealized depreciation	—	(7)

Total foreign currencies, at value	—	1,230
Cash	557,953	—
Receivable for fund shares sold	7,853	188
Receivable for securities sold	76,287	220,799
Receivable from Adviser	—	346
Dividends and interest receivable	35,570	6,274
Tax reclaim receivable	—	42,421
Other assets	13,742	15,339

Total assets	25,546,080	14,114,348

LIABILITIES:
Obligation to return securities lending collateral	160,242	509,540
Cash overdraft	—	5,941
Foreign currency overdraft	—	82,794
Payable for fund shares redeemed	209,171	—
Payable for securities purchased	767,638	456,461
Accrued advisory fee	15,936	—
Audit and tax fees	26,669	30,776
Other accrued expenses	17,914	32,182

Total liabilities	1,197,570	1,117,694

NET ASSETS	$24,348,510	$12,996,654

COMPONENTS OF NET ASSETS
Paid-in-capital	$22,506,174	$12,984,939
Undistributed (distributions in excess of) net investment income	11,307	(49,171)
Accumulated net realized loss on investments	(191,009)	(73,915)
Net unrealized appreciation of investments and foreign currency	2,022,038	134,801

NET ASSETS	$24,348,510	$12,996,654

NET ASSETS BY SHARE CLASS
Investor Shares	$20,498,891	$8,474,558
Institutional Shares	3,849,619	4,522,096

NET ASSETS	$24,348,510	$12,996,654

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0 01 par value, unlimited authorized shares)
Investor Shares	2,580,543	705,191
Institutional Shares	478,767	374,830
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$7.94	$12 02
Institutional Shares	$8.04	$12 06
[1] Includes securities loaned of:	$154,971	$485,147

See accompanying notes.	CRM Funds
34

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

	CRM Small Cap	CRM Small/Mid	CRM Mid Cap	CRM Large Cap
	Value Fund	Cap Value Fund	Value Fund	Opportunity Fund
INVESTMENT INCOME
Dividends	$3,885,797	$8,570,864	$16,414,363	$386,771
Securities lending income	27,013	15,410	24,830	—
Foreign tax withheld	—	(14,138)	—	—

Total investment income	3,912,810	8,572,136	16,439,193	386,771

EXPENSES
Investment advisory fees	1,763,594	3,054,099	3,949,075	162,163
Administration and accounting fees	56,401	93,591	120,817	8,625
Custody fees	16,031	34,923	52,586	6,568
Transfer Agent fees	102,997	229,553	385,184	21,729
Shareholder reports	13,622	27,592	68,660	1,124
Shareholder services - Investor Shares	86,700	82,535	511,650	15,114
Trustee fees and expenses	29,565	50,269	66,419	2,139
Registration fees	19,163	27,952	20,019	20,361
Audit and tax fees	21,605	21,520	21,184	21,773
Legal fees	9,134	15,430	20,462	679
Miscellaneous	37,014	62,884	89,281	3,050

Total expenses	2,155,826	3,700,348	5,305,337	263,325
Expenses waived/reimbursed	—	—	—	(53,614)

Net expenses	2,155,826	3,700,348	5,305,337	209,711

NET INVESTMENT INCOME	1,756,984	4,871,788	11,133,856	177,060

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	24,530,120 [1]	(11,124,961)[2]	58,874,927	(197,991)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(56,342,888)	(100,260,241)	(146,656,788)	(1,432,182)

Net realized and unrealized loss on investments and foreign currency	(31,812,768)	(111,385,202)	(87,781,861)	(1,630,173)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(30,055,784)	$(106,513,414)	$(76,648,005)	$(1,453,113)

1Includes realized loss of $2,172,646 as a result of a redemption-in-kind. (See Note 11 in the Notes to Financial Statements)

2Includes realized loss of $14,075,305 as a result of a redemption-in-kind. (See Note 11 in the Notes to Financial Statements)

See accompanying notes.	CRM Funds
35

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

		CRM International
	CRM All Cap	Opportunity
	Value Fund	Fund
INVESTMENT INCOME
Dividends	$410,619	$65,725
Securities lending income	4,761	650
Foreign tax withheld	1	(6,096)

Total investment income	415,381	60,279

EXPENSES
Investment advisory fees	136,055	51,019
Administration and accounting fees	7,117	17,023
Custody fees	6,315	20,343
Transfer Agent fees	21,534	20,660
Shareholder reports	1,418	586
Shareholder services - Investor Shares	28,256	9,751
Trustee fees and expenses	1,715	657
Registration fees	19,264	18,661
Audit and tax fees	21,769	20,516
Legal fees	521	92
Miscellaneous	2,943	4,849

Total expenses	246,907	164,157
Expenses waived/reimbursed	(39,631)	(83,547)

Net expenses	207,276	80,610

NET INVESTMENT INCOME (LOSS)	208,105	(20,331)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	681,255	241,956
Foreign currency transactions	—	(17,053)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(1,959,081)	(326,426)

Net realized and unrealized loss on investments and foreign currency	(1,277,826)	(101,523)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,069,721)	$(121,854)

See accompanying notes.	CRM Funds
36

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
NET ASSETS - BEGINNING OF PERIOD	$519,359,296	$789,868,592

OPERATIONS
Net investment income	1,756,984	1,172,709
Net realized gain from investments and foreign currency	24,530,120	117,197,382
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(56,342,888)	(87,886,266)

	(30,055,784)	30,483,825

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(112,408)	(227,967)
Net investment income - Institutional Shares	(1,134,663)	(2,594,356)
Net realized gains on investments - Investor Shares	(12,447,576)	(15,106,362)
Net realized gains on investments - Institutional Shares	(52,717,047)	(100,016,831)

Total distributions to shareholders	(66,411,694)	(117,945,516)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,188,863	4,476,796
Sale of shares - Institutional Shares	23,665,712	60,324,590
Reinvestment of distributions - Investor Shares	11,557,728	15,019,281
Reinvestment of distributions - Institutional Shares	51,016,071	99,243,526
Redemption of shares - Investor Shares	(8,860,149)	(16,961,453)
Redemption of shares - Institutional Shares	(139,121,873)	(345,150,345)

Net decrease from capital share transactions	(60,553,648)	(183,047,605)

Total increase (decrease) in net assets	(157,021,126)	(270,509,296)

NET ASSETS - END OF PERIOD	$362,338,170	$519,359,296

Undistributed net investment income	$1,614,974	$1,105,061

See accompanying notes.	CRM Funds
37

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
NET ASSETS - BEGINNING OF PERIOD	$895,577,563	$1,156,166,534

OPERATIONS
Net investment income	4,871,788	7,075,621
Net realized gain (loss) from investments and foreign currency	(11,124,961)	129,705,446
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(100,260,241)	(109,137,920)

Net increase (decrease) in net assets resulting from operations	(106,513,414)	27,643,147

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	(444,562)
Net investment income - Institutional Shares	—	(8,764,095)
Net realized gains on investments - Investor Shares	(6,470,204)	(15,957,751)
Net realized gains on investments - Institutional Shares	(74,078,444)	(152,325,778)

Total distributions to shareholders	(80,548,648)	(177,492,186)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	6,226,545	23,874,268
Sale of shares - Institutional Shares	50,901,356	95,904,163
Reinvestment of distributions - Investor Shares	6,455,622	16,279,375
Reinvestment of distributions - Institutional Shares	73,398,598	158,460,187
Redemption of shares - Investor Shares	(16,775,903)	(224,573,383)
Redemption of shares - Institutional Shares	(218,080,550)	(180,684,542)

Net decrease from capital share transactions	(97,874,332)	(110,739,932)

Total decrease in net assets	(284,936,394)	(260,588,971)

NET ASSETS - END OF PERIOD	$610,641,169	$895,577,563

Undistributed net investment income	$4,871,788	$—

See accompanying notes.	CRM Funds
38

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
NET ASSETS - BEGINNING OF PERIOD	$1,197,750,767	$2,511,021,993

OPERATIONS
Net investment income	11,133,856	12,189,999
Net realized gain from investments and foreign currency	58,874,927	428,776,208
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(146,656,788)	(349,120,384)

Net increase (decrease) in net assets resulting from operations	(76,648,005)	91,845,823

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(4,071,828)	(3,006,610)
Net investment income - Institutional Shares	(7,742,790)	(11,051,434)
Net realized gains on investments - Investor Shares	(102,386,426)	(126,754,746)
Net realized gains on investments - Institutional Shares	(162,476,387)	(325,611,576)

Total distributions to shareholders	(276,677,431)	(466,424,366)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	15,477,095	39,614,462
Sale of shares - Institutional Shares	35,665,585	147,625,819
Reinvestment of distributions - Investor Shares	106,141,945	129,449,734
Reinvestment of distributions - Institutional Shares	159,835,727	310,298,990
Redemption of shares - Investor Shares	(95,175,029)	(258,843,266)
Redemption of shares - Institutional Shares	(246,702,561)	(1,306,838,422)

Net decrease from capital share transactions	(24,757,238)	(938,692,683)

Total decrease in net assets	(378,082,674)	(1,313,271,226)

NET ASSETS - END OF PERIOD	$819,668,093	$1,197,750,767

Undistributed net investment income	$399,306	$1,080,068

See accompanying notes.	CRM Funds
39

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Six Months Ended
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
NET ASSETS - BEGINNING OF PERIOD	$33,615,951	$41,719,683

OPERATIONS
Net investment income	177,060	125,222
Net realized gain (loss) from investments and foreign currency	(197,991)	7,873,720
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,432,182)	(5,048,197)

Net increase (decrease) in net assets resulting from operations	(1,453,113)	2,950,745

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(16,753)	(69,703)
Net investment income - Institutional Shares	(183,652)	(139,867)
Net realized gains on investments - Investor Shares	(966,162)	(4,236,406)
Net realized gains on investments - Institutional Shares	(3,597,294)	(5,651,452)

Total distributions to shareholders	(4,763,861)	(10,097,428)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	177,631	1,093,552
Sale of shares - Institutional Shares	27,630,591	2,826,537
Reinvestment of distributions - Investor Shares	945,717	4,286,059
Reinvestment of distributions - Institutional Shares	1,587,884	5,472,241
Redemption of shares - Investor Shares	(484,808)	(5,515,858)
Redemption of shares - Institutional Shares	(1,846,330)	(9,119,580)

Net increase (decrease) from capital share transactions	28,010,685	(957,049)

Total increase (decrease) in net assets	21,793,711	(8,103,732)

NET ASSETS - END OF PERIOD	$55,409,662	$33,615,951

Undistributed (distributions in excess of) net investment income	$(400)	$22,945

See accompanying notes.	CRM Funds
40

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
NET ASSETS - BEGINNING OF PERIOD	$29,682,592	$49,281,262

OPERATIONS
Net investment income (loss)	208,105	(13,188)
Net realized gain from investments and foreign currency	681,255	7,855,247
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,959,081)	(6,503,318)

Net increase (decrease) in net assets resulting from operations	(1,069,721)	1,338,741

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(142,587)	(74,009)
Net investment income - Institutional Shares	(54,211)	(32,175)
Net realized gains on investments - Investor Shares	(4,945,005)	(8,354,988)
Net realized gains on investments - Institutional Shares	(1,326,974)	(1,590,746)

Total distributions to shareholders	(6,468,777)	(10,051,918)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,225,362	2,165,759
Sale of shares - Institutional Shares	17,253	234,817
Reinvestment of distributions - Investor Shares	4,689,435	8,052,652
Reinvestment of distributions - Institutional Shares	1,308,459	1,555,197
Redemption of shares - Investor Shares	(2,836,562)	(20,708,507)
Redemption of shares - Institutional Shares	(2,199,531)	(2,185,411)

Net increase (decrease) from capital share transactions	2,204,416	(10,885,493)

Total decrease in net assets	(5,334,082)	(19,598,670)

NET ASSETS - END OF PERIOD	$24,348,510	$29,682,592

Undistributed net investment income	$11,307	$—

See accompanying notes.	CRM Funds
41

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International
	Opportunity Fund
	Six Months Ended
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
NET ASSETS - BEGINNING OF PERIOD	$11,209,390	$22,142,056

OPERATIONS
Net investment income (loss)	(20,331)	74,563
Net realized gain from investments and foreign currency	224,903	812,164
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(326,426)	(1,479,877)

Net decrease in net assets resulting from operations	(121,854)	(593,150)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(26,798)	(12,761)
Net investment income - Institutional Shares	(19,723)	(17,660)
Net realized gains on investments - Investor Shares	(698,424)	(843,476)
Net realized gains on investments - Institutional Shares	(298,856)	(457,520)

Total distributions to shareholders	(1,043,801)	(1,331,417)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	829,046	711,509
Sale of shares - Institutional Shares	1,159,925	68,235
Reinvestment of distributions - Investor Shares	711,737	836,085
Reinvestment of distributions - Institutional Shares	295,219	394,741
Redemption of shares - Investor Shares	25,373	(1,742,293)
Redemption of shares - Institutional Shares	(68,381)	(9,276,550)
Redemption fee - Investor Shares	—	35
Redemption fee - Institutional Shares	—	139

Net increase (decrease) from capital share transactions	2,952,919	(9,008,099)

Total increase (decrease) in net assets	1,787,264	(10,932,666)

NET ASSETS - END OF PERIOD	$12,996,654	$11,209,390

Undistributed (distributions in excess of) net investment income	$(49,171)	$17,681

See accompanying notes.	CRM Funds
42

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the
	Six Months Ended	For the Years Ended June 30,
	December 31, 2015
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$19.98	$23.54	$21.94	$18.02	$24.08	$17.00

Investment operations:
Net investment income (loss)[1]	0.06	— [2]	0.08	0.18 [3]	0.13	(0.01)
Net realized and unrealized gain (loss) on investments	(1.33)	1.32	4.43	4.08	(2.88)	7.09

Total from investment operations	(1.27)	1.32	4.51	4.26	(2.75)	7.08

Distributions to shareholders:
From net investment income	(0.03)	(0.07)	(0.04)	(0.34)	—	—
From net realized gains on investments	(3.51)	(4.81)	(2.87)	—	(3.31)	—

Total distributions to shareholders	(3.54)	(4.88)	(2.91)	(0.34)	(3.31)	—

Net Asset Value — End of Period	$15.17	$19.98	$23.54	$21.94	$18.02	$24.08

Total Return	(6.38)%[4]	7.14%	21.39%	24.00%	(9.58)%	41.65%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.11%[5]	1.09%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss)	0.61%[5]	0.02%	0.32%	0.88%[3]	0.71%	(0.06)%
Portfolio turnover rate	32%[4]	83%	66%	77%	103%	115%
Net Assets at the end of period (000’s omitted)	$60,702	$74,037	$81,948	$104,155	$101,747	$159,302

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

[3]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.	CRM Funds
43

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the
	Six Months Ended	For the Years Ended June 30,
	December 31, 2015
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$21.94	$25.37	$23.45	$19.24	$25.43	$17.91

Investment operations:
Net investment income[1]	0.08	0.05	0.13	0.23 [2]	0.21	0.04
Net realized and unrealized gain (loss) on investments	(1.45)	1.45	4.75	4.37	(3.05)	7.48

Total from investment operations	(1.37)	1.50	4.88	4.60	(2.84)	7.52

Distributions to shareholders:
From net investment income	(0.08)	(0.12)	(0.09)	(0.39)	(0.04)	—
From net realized gains on investments	(3.51)	(4.81)	(2.87)	—	(3.31)	—

Total distributions to shareholders	(3.59)	(4.93)	(2.96)	(0.39)	(3.35)	—

Net Asset Value — End of Period	$16.98	$21.94	$25.37	$23.45	$19.24	$25.43

Total Return	(6.30)%[3]	7.39%	21.63%	24.27%	(9.36)%	41.99%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.88%[4]	0.86%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.77%[4]	0.22%	0.53%	1.10%[2]	1.02%	0.19%
Portfolio turnover rate	32%[3]	83%	66%	77%	103%	115%
Net Assets at the end of period (000’s omitted)	$301,636	$445,322	$707,921	$634,031	$625,090	$706,757

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.	CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the
	Six Months Ended	For the Years Ended June 30,
	December 31, 2015
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$15.41	$18.66	$16.94	$14.12	$15.97	$11.45

Investment operations:
Net investment income (loss)[1]	0.07	0.07	0.05	0.05	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	(1.88)	0.26	3.94	3.06	(0.72)	4.54

Total from investment operations	(1.81)	0.33	3.99	3.11	(0.69)	4.52

Distributions to shareholders:
From net investment income	—	(0.10)	(0.02)	(0.09)	—	—
From net realized gains on investments	(1.47)	(3.48)	(2.25)	(0.20)	(1.16)	—

Total distributions to shareholders	(1.47)	(3.58)	(2.27)	(0.29)	(1.16)	—

Net Asset Value — End of Period	$12.13	$15.41	$18.66	$16.94	$14.12	$15.97

Total Return	(11.85)%[2]	3.16%	25.09%	22.33%	(3.23)%	39.48%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.10%[3]	1.08%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss)	0.98%[3]	0.39%	0.27%	0.32%	0.18%	(0.16)%
Portfolio turnover rate	37%[2]	82%	86%	96%	96%	97%
Net Assets at the end of period (000’s omitted)	$56,688	$75,621	$274,988	$245,267	$182,394	$167,235

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.	CRM Funds
45

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the
	Six Months Ended	For the Years Ended June 30,
	December 31, 2015
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$15.62	$18.93	$17.16	$14.29	$16.12	$11.54

Investment operations:
Net investment income[1]	0.09	0.13	0.09	0.09	0.05	0.01
Net realized and unrealized gain (loss) on investments	(1.92)	0.24	3.99	3.10	(0.72)	4.59

Total from investment operations	(1.83)	0.37	4.08	3.19	(0.67)	4.60

Distributions to shareholders:
From net investment income	—	(0.20)	(0.06)	(0.12)	—	(0.02)
From net realized gains on investments	(1.47)	(3.48)	(2.25)	(0.20)	(1.16)	—

Total distributions to shareholders	(1.47)	(3.68)	(2.31)	(0.32)	(1.16)	(0.02)

Net Asset Value — End of Period	$12.32	$15.62	$18.93	$17.16	$14.29	$16.12

Total Return	(11.83)%[2]	3.41%	25.34%	22.65%	(3.07)%	39.86%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.89%[3]	0.87%	0.85%	0.87%	0.87%	0.86%
Net investment income	1.22%[3]	0.80%	0.49%	0.55%	0.38%	0.05%
Portfolio turnover rate	37%[2]	82%	86%	96%	96%	97%
Net Assets at the end of period (000’s omitted)	$553,953	$819,957	$881,179	$720,912	$616,731	$744,192

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.	CRM Funds
46

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2015	For the Years Ended June 30, 2014
	(Unaudited)	2015		2013	2012	2011
Net Asset Value — Beginning of Period	$28.93	$35.61	$34.36	$28.14	$30.48	$22.15

Investment operations:
Net investment income[1]	0.26	0.15	0.12	0.24	0.20	0.12
Net realized and unrealized gain (loss) on investments	(2.22)	1.31	7.12	6.30	(2.40)	8.30

Total from investment operations	(1.96)	1.46	7.24	6.54	(2.20)	8.42

Distributions to shareholders:
From net investment income	(0.30)	(0.19)	(0.18)	(0.32)	(0.14)	(0.09)
From net realized gains on investments	(7.57)	(7.95)	(5.81)	—	—	—
Total distributions to shareholders	(7.87)	(8.14)	(5.99)	(0.32)	(0.14)	(0.09)

Net Asset Value — End of Period	$19.10	$28.93	$35.61	$34.36	$28.14	$30.48

Total Return	(6.86)%[2]	5.73%	22.95%	23.43%	(7.16)%	38.07%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.12%[3]	1.05%	1.03%	1.02%	1.02%	1.01%
Net investment income	1.96%[3]	0.49%	0.35%	0.78%	0.73%	0.45%
Portfolio turnover rate	40%[2]	105%	77%	91%	105%	116%
Net Assets at the end of period (000’s omitted)	$351,550	$461,579	$654,431	$844,632	$1,062,429	$1,459,517

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.	CRM Funds
47

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2015	For the Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$29.60	$36.27	$34.90	$28.60	$30.98	$22.53

Investment operations:
Net investment income[1]	0.03	0.22	0.21	0.32	0.26	0.19
Net realized and unrealized gain (loss) on investments	(2.01)	1.33	7.23	6.38	(2.44)	8.43

Total from investment operations	(1.98)	1.55	7.44	6.70	(2.18)	8.62

Distributions to shareholders:
From net investment income	(0.36)	(0.27)	(0.26)	(0.40)	(0.20)	(0.17)
From net realized gains on investments	(7.57)	(7.95)	(5.81)	—	—	—

Total distributions to shareholders	(7.93)	(8.22)	(6.07)	(0.40)	(0.20)	(0.17)

Net Asset Value — End of Period	$19.69	$29.60	$36.27	$34.90	$28.60	$30.98

Total Return	(6.77)%[2]	5.91%	23.22%	23.68%	(6.95)%	38.32%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.93%[3]	0.85%	0.81%	0.81%	0.81%	0.80%
Net investment income	2.20%[3]	0.70%	0.57%	1.00%	0.94%	0.67%
Portfolio turnover rate	40%[2]	105%	77%	91%	105%	116%
Net Assets at the end of period (000’s omitted)	$468,118	$736,171	$1,856,591	$2,034,380	$2,177,845	$2,693,764

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.	CRM Funds
48

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Six Months Ended December 31, 2015	For the Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$9.48	$12.23	$12.27	$10.88	$10.91	$8.26

Investment operations:
Net investment income[1]	0.03	0.02	0.07	0.10	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.52)	0.78	2.28	1.94	(0.07)	2.64

Total from investment operations	(0.49)	0.80	2.35	2.04	0.01	2.68

Distributions to shareholders:
From net investment income	(0.01)	(0.06)	(0.15)	(0.10)	(0.04)	(0.03)
From net realized gains on investments	(0.75)	(3.49)	(2.24)	(0.55)	—	—

Total distributions to shareholders	(0.76)	(3.55)	(2.39)	(0.65)	(0.04)	(0.03)

Net Asset Value — End of Period	$8.23	$9.48	$12.23	$12.27	$10.88	$10.91

Total Return	(5.27)%[2]	8.42%	21.24%	19.61%	0.15%	32.44%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, excluding waiver/reimbursement	1.43%[3]	1.42%	1.35%	1.31%	1.33%	1.29%
Net investment income, including waiver/reimbursement	0.59%[3]	0.20%	0.54%	0.88%	0.74%	0.36%
Portfolio turnover rate	59%[2]	132%	89%	113%	126%	155%
Net Assets at the end of period (000’s omitted)	$11,619	$12,604	$15,858	$20,816	$19,131	$23,871

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.	CRM Funds
49

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2015	For the Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$9.50	$12.25	$12.30	$10.91	$10.95	$8.29

Investment operations:
Net investment income[1]	0.04	0.05	0.10	0.13	0.09	0.06
Net realized and unrealized gain (loss) on investments	(0.51)	0.78	2.28	1.94	(0.06)	2.65

Total from investment operations	(0.47)	0.83	2.38	2.07	0.03	2.71

Distributions to shareholders:
From net investment income	(0.04)	(0.09)	(0.19)	(0.13)	(0.07)	(0.05)
From net realized gains on investments	(0.75)	(3.49)	(2.24)	(0.55)	—	—

Total distributions to shareholders	(0.79)	(3.58)	(2.43)	(0.68)	(0.07)	(0.05)

Net Asset Value — End of Period	$8.24	$9.50	$12.25	$12.30	$10.91	$10.95

Total Return	(5.10)%[2]	8.69%	21.52%	19.87%	0.34%	32.73%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses, excluding waiver/reimbursement	1.14%[3]	1.17%	1.10%	1.07%	1.09%	1.06%
Net investment income, including waiver/reimbursement	0.91%[3]	0.45%	0.78%	1.15%	0.93%	0.62%
Portfolio turnover rate	59%[2]	132%	89%	113%	126%	155%
Net Assets at the end of period (000’s omitted)	$43,790	$21,012	$25,861	$42,914	$24,210	$45,900

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.

See accompanying notes.	CRM Funds
50

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2015	For the Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$10.72	$12.99	$11.88	$9.92	$10.89	$7.85

Investment operations:
Net investment income (loss)[1]	0.07	(0.01)	0.02	0.11 [2]	— [3]	(0.06)
Net realized and unrealized gain (loss) on investments	(0.47)	0.51	2.23	1.98	(0.75)	3.10

Total from investment operations	(0.40)	0.50	2.25	2.09	(0.75)	3.04

Distributions to shareholders:
From net investment income	(0.07)	(0.02)	(0.03)	(0.10)	—	—
From net realized gains on investments	(2.31)	(2.75)	(1.11)	(0.03)	(0.22)	—

Total distributions to shareholders	(2.38)	(2.77)	(1.14)	(0.13)	(0.22)	—

Net Asset Value — End of Period	$7.94	$10.72	$12.99	$11.88	$9.92	$10.89

Total Return	(3.73)%[4]	5.48%	19.87%	21.26%	(6.61)%	38.73%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[5]	1.50%	1.45%	1.49%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.78%[5]	1.59%	1.45%	1.49%	1.58%	1.77%
Net investment income (loss), including waiver/reimbursement	1.40%[5]	(0.08)%	0.18%	0.98%[2]	0.04%	(0.56)%
Portfolio turnover rate	49%[4]	97%	76%	113%	145%	154%
Net Assets at the end of period (000’s omitted)	$20,499	$23,367	$41,279	$37,537	$24,224	$28,018

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.	CRM Funds
51

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2015	For the Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$10.84	$13.10	$11.97	$10.00	$10.95	$7.87

Investment operations:
Net investment income (loss)[1]	0.09	0.02	0.06	0.13 [2]	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	(0.49)	0.53	2.24	2.00	(0.77)	3.11

Total from investment operations	(0.40)	0.55	2.30	2.13	(0.73)	3.08

Distributions to shareholders:
From net investment income	(0.09)	(0.06)	(0.06)	(0.13)	—	—
From net realized gains on investments	(2.31)	(2.75)	(1.11)	(0.03)	(0.22)	—

Total distributions to shareholders	(2.40)	(2.81)	(1.17)	(0.16)	(0.22)	—

Net Asset Value — End of Period	$8.04	$10.84	$13.10	$11.97	$10.00	$10.95

Total Return	(3.59)%[3]	5.82%	20.16%	21.48%	(6.39)%	39.14%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[4]	1.25%	1.18%	1.24%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.53%[4]	1.35%	1.18%	1.24%	1.33%	1.53%
Net investment income (loss), including waiver/reimbursement	1.66%[4]	0.17%	0.43%	1.22%[2]	0.41%	(0.33)%
Portfolio turnover rate	49%[3]	97%	76%	113%	145%	154%
Net Assets at the end of period (000’s omitted)	$3,850	$6,316	$8,002	$35,138	$26,195	$11,398

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.	CRM Funds
52

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares
	For the Six Months Ended December 31, 2015	For the Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$13.37	$15.32	$13.86	$12.29	$17.25	$13.00

Investment operations:
Net investment income (loss)[1]	(0.03)	0.08	0.06	0.17	0.14	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.12)	(0.49)	1.52	1.40	(3.36)	4.83

Total from investment operations	(0.15)	(0.41)	1.58	1.57	(3.22)	4.91

Distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.12)	—	— [2]	(0.03)
From net realized gains on investments	(1.16)	(1.52)	—	—	(1.74)	(0.63)

Total distributions to shareholders	(1.20)	(1.54)	(0.12)	—	(1.74)	(0.66)

Paid in capital from redemption fees[3]	—	— [2]	—	—	—	—

Net Asset Value — End of Period	$12.02	$13.37	$15.32	$13.86	$12.29	$17.25

Total Return	(1.08)%[4]	(1.96)%	11.46%	12.78%	(17.70)%	38.14%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	2.97%[5]	2.66%	1.74%	2.10%	2.94%	3.32%
Net investment income (loss), including waiver/reimbursement	(0.44)%[5]	0.61%	0.39%	1.24%	1.08%	0.48%
Portfolio turnover rate	46%[4]	95%	102%	134%	220%	239%
Net Assets at the end of period (000’s omitted)	$8,475	$7,726	$8,955	$8,925	$5,788	$4,865

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

[3]	The redemption fees per share were calculated using the average shares outstanding method.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.	CRM Funds
53

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2015	For the Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value — Beginning of Period	$13.43	$15.39	$13.93	$12.32	$17.31	$13.03

Investment operations:
Net investment income (loss)[1]	(0.01)	0.06	0.05	0.34	0.12	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.12)	(0.44)	1.57	1.27	(3.33)	4.82

Total from investment operations	(0.13)	(0.38)	1.62	1.61	(3.21)	4.97

Distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.16)	—	(0.04)	(0.06)
From net realized gains on investments.	(1.16)	(1.52)	—	—	(1.74)	(0.63)

Total distributions to shareholders	(1.24)	(1.58)	(0.16)	—	(1.78)	(0.69)

Paid in capital from redemption fees[2]	—	— [3]	—	—	—	—

Net Asset Value — End of Period	$12.06	$13.43	$15.39	$13.93	$12.32	$17.31

Total Return	(0.99)%[4]	(1.76)%	11.68%	12.98%	(17.50)%	38.53%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	2.72%[5]	2.31%	1.35%	1.73%	2.84%	3.10%
Net investment income (loss), including waiver/reimbursement	(0.17)%[5]	0.45%	0.32%	2.42%	0.89%	0.90%
Portfolio turnover rate	46%[4]	95%	102%	134%	220%	239%
Net Assets at the end of period (000’s omitted)	$4,522	$3,484	$13,187	$37,077	$10,675	$18,121

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	The redemption fees per share were calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.	CRM Funds
54

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”), and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.

Significant Accounting Policies. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). The Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may

CRM Funds
55

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Continued)

materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. International Opportunity Fund uses a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, International Opportunity Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

CRM Funds
56

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Continued)

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. There were transfers between Level 1 and Level 2 for $6,832,770 in the International Opportunity Fund during the six months ended December 31, 2015. A summary of the inputs used to value the Funds’ investments as of December 31, 2015 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
57

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Funds based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the six months ended December 31, 2015 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2015, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Citigroup Global Markets, Inc.	$3,343,473	$3,343,473	$—	$—
HSBC Securities	3,343,473	3,343,473	—	—
JP Morgan Securities	3,000,235	3,000,235	—	—
Royal Bank of Scotland PLC	3,343,473	3,343,473	—	—

	$13,030,654	$13,030,654	$—	$—

CRM Funds
58

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Continued)

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]

Small/Mid Cap Value Fund
Citigroup Global Markets, Inc.	$2,109,604	$2,109,604	$—	$—
HSBC Securities	2,109,604	2,109,604	—	—
JP Morgan Securities	444,050	444,050	—	—

Merrill Lynch	2,109,604	2,109,604	—	—
Royal Bank of Scotland PLC	2,109,604	2,109,604	—	—

	$8,882,466	$8,882,466	$—	$—

Mid Cap Value Fund
Citigroup Global Markets, Inc.	$4,817,454	$4,817,454	$—	$—
HSBC Securities	4,817,454	4,817,454	—	—
JP Morgan Securities	4,277,549	4,277,549	—	—
Royal Bank of Scotland PLC	4,817,454	4,817,454	—	—

	$18,729,911	$18,729,911	$—	$—

All Cap Value Fund
Nomura Securities Int’l., Inc.	$160,242	$160,242	$—	$—

International Opportunity Fund
Nomura Securities Int’l., Inc.	$509,540	$509,540	$—	$—

[1] The collateral value shown is limited by the amount of the repurchase agreement. [2] Net Amount represents the net amount receivable due from the counterparty in the event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM Funds
59

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Continued)

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively; and (ii) with respect to Large Cap Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2016.

CRM provides compliance services to the Funds. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Funds are responsible for reimbursing CRM for the portion of his salary allocated to his duties as the CCO of the Funds at a rate of $75,000 per year.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2015. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or until he or she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

CRM Funds
60

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Continued)

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2015, were as follows:

	Purchases	Sales
Small Cap Value Fund	$143,016,905	$166,932,192
Small/Mid Cap Value Fund	287,861,742	309,718,473
Mid Cap Value Fund	405,760,261	692,119,689
Large Cap Opportunity Fund	47,742,896	24,478,212
All Cap Value Fund	13,522,378	17,395,955
International Opportunity Fund	7,156,897	5,023,394

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At December 31, 2015, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$13,559,395	$14,077,654
Small/Mid Cap Value Fund	8,679,920	8,882,466
Mid Cap Value Fund	19,842,817	20,283,911
All Cap Value Fund	154,971	160,242
International Opportunity Fund	485,147	509,540

CRM Funds
61

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for the six months ended December 31, 2015 and the year ended June 30, 2015 were as follows:

	For the Six Months		For the Year
	Ended December 31, 2015		Ended June 30, 2015
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	65,732	1,171,055	217,356	2,641,726
Issued on reinvestment of distributions	759,377	2,993,901	807,488	4,864,879
Redeemed	(528,198)	(6,698,160)	(801,473)	(15,111,815)

Net increase (decrease)	296,911	(2,533,204)	223,371	(7,605,210)

Small/Mid Cap Value Fund
Sold	447,712	3,601,143	1,429,782	5,793,829
Issued on reinvestment of distributions	526,990	5,895,474	1,135,242	10,913,236
Redeemed	(1,206,945)	(17,046,653)	(12,397,822)	(10,767,300)

Net increase (decrease)	(232,243)	(7,550,036)	(9,832,798)	5,939,765

Mid Cap Value Fund
Sold	581,388	1,375,628	1,292,884	4,648,709
Issued on reinvestment of distributions	5,542,660	8,097,151	4,792,660	11,238,645
Redeemed	(3,674,827)	(10,571,052)	(8,504,953)	(42,206,898)

Net increase (decrease)	2,449,221	(1,098,273)	(2,419,409)	(26,319,544)

Large Cap Opportunity Fund
Sold	20,315	3,116,834	106,796	276,926
Issued on reinvestment of distributions	113,805	190,851	481,580	614,168
Redeemed	(52,936)	(206,672)	(555,138)	(789,935)

Net increase	81,184	3,101,013	33,238	101,159

All Cap Value Fund
Sold	120,987	2,139	191,369	20,127
Issued on reinvestment of distributions	590,609	162,946	807,688	154,592
Redeemed	(311,129)	(269,150)	(1,996,758)	(202,542)

Net increase (decrease)	400,467	(104,065)	(997,701)	(27,823)

International Opportunity Fund
Sold	67,650	96,452	50,351	5,411
Issued on reinvestment of distributions	59,114	24,419	66,994	31,529
Redeemed	698	(5,380)	(124,314)	(634,734)

Net increase (decrease)	127,462	115,491	(6,969)	(597,794)

CRM Funds
62

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Continued)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of December 31, 2015 was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$350,453,403	$54,346,886	$(25,888,696)	$28,458,190
Small/Mid Cap Value Fund	610,200,919	81,105,191	(68,422,524)	12,682,667
Mid Cap Value Fund	834,727,001	116,652,699	(91,321,627)	25,331,072
Large Cap Opportunity Fund	54,292,806	4,031,607	(2,985,409)	1,046,198
All Cap Value Fund	23,029,538	2,988,611	(1,163,474)	1,825,137
International Opportunity Fund	13,758,107	761,562	(691,918)	69,644

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.17% of the commitment amount which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 7, 2016. The Funds had no amounts outstanding as of December 31, 2015 or at any time during the six months then ended.

10.

Redemption Fees. Shareholders who sell or exchange shares of International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

CRM Funds
63

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2015 (Unaudited) (Concluded)

11.

Redemptions-In-Kind. During the six months ended December 31, 2015, the Small Cap Value Fund realized $2,172,646 of net losses and the Small/Mid Cap Value Fund realized $14,075,305 of net losses resulting from redemptions-in-kind in which a shareholder redeemed fund shares for securities held by each Fund rather than for cash. The losses are not distributed to the remaining shareholders and they have been reclassified from accumulated undistributed net realized gains (loss) to Capital paid in on shares of beneficial interest.

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

CRM Funds
64

CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Funds includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, and CRM International Opportunity Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Funds. The words “you” and “your” refers to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

CRM Funds
65

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds
66

[THIS PAGE INTENTIONALLY LEFT BLANK]

CRM Funds
TRUSTEES
Louis Ferrante, CFA, CPA
Louis Klein, Jr.
Carlos A. Leal, CPA
Clement C. Moore, II
INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
ADMINISTRATOR & TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110

Investor Information:
800-CRM-2883
www.crmfunds.com
This report is authorized for distribution only to
shareholders and to others who have received
current prospectuses of the CRM Funds.
SEMI-ANNUAL REPORT
DECEMBER 31, 2015 (Unaudited)
CRM SMALL CAP
VALUE FUND
CRM SMALL/MID CAP
VALUE FUND
CRM MID CAP
VALUE FUND
CRM LARGE CAP
OPPORTUNITY FUND
CRM ALL CAP
VALUE FUND
CRM INTERNATIONAL
OPPORTUNITY FUND

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer (Principal Executive Officer)

Date	2/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer (Principal Executive Officer)

Date	2/29/16

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	2/29/16

*	Print the name and title of each signing officer under his or her signature.